UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 14, 2019
(Date of earliest event reported)

VIRGINIA NATIONAL BANKSHARES CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	000-55117	46-2331578
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

404 People Place
Charlottesville, Virginia 22911
(Address of principal executive offices) (Zip Code)

(434) 817-8621
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Virginia National Bankshares Corporation (the “Company”) held its 2019 Annual Meeting of Shareholders on June 14, 2019 (the “Meeting”). At the Meeting, the Company’s shareholders (1) elected each of the 9 persons listed below under Proposal 1 to serve as a director until the Company’s 2020 Annual Meeting of Shareholders; (2) approved, on an advisory basis, the Company’s executive compensation as disclosed in the proxy statement related to the Meeting; (3) approved, on an advisory basis, holding the advisory vote on the Company’s executive compensation every one year; and (4) ratified the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent auditors for 2019. The following tables summarize the results of the voting by the Company’s shareholders:

Proposal 1. Election of 9 directors to serve until the 2020 annual meeting of shareholders

Nominees	Votes For	Votes Withheld	Broker Non-Vote
H.K. Benham, III	1,292,990.85	166,289.30	740,347.00
Steven W. Blaine	1,158,422.85	300,857.30	740,347.00
William D. Dittmar, Jr.	1,248,503.85	210,776.30	740,347.00
James T. Holland	1,258,236.85	201,043.30	740,347.00
Linda M. Houston	1,306,949.85	152,330.30	740,347.00
Glenn W. Rust	1,247,813.85	211,466.30	740,347.00
Susan K. Payne	1,295,347.85	163,932.30	740,347.00
Gregory L. Wells	1,307,304.85	151,975.30	740,347.00
Bryan D. Wright	1,306,902.85	152,377.30	740,347.00

Proposal 2. Advisory (non-binding) approval of the Company’s executive compensation

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
1,089,356.65	111,721.50	258,202.00	740,347.00

Proposal 3. Advisory (non-binding) approval of the frequency of the advisory vote on the Company’s executive compensation

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Vote
1,194,801.30	8,830.90	8,394.95	247,253.00	740,347.00

Proposal 4. Ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent auditors for 2019

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
2,186,682.15	1,029.00	11,916.00	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRGINIA NATIONAL BANKSHARES CORPORATION

Dated: June 18, 2019	By	/s/ Donna G. Shewmake
Donna G. Shewmake
Executive Vice President, General Counsel and Corporate
Secretary